INCOME TAXES	9 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The Company calculates the provision for income taxes during interim periods by applying an estimated annual effective tax rate to “ordinary” income or loss (pretax income or loss excluding unusual or infrequently occurring discrete items) for the reporting period. Our effective tax rate may be subject to fluctuations during the year due to impacts from the following items: (i) changes in forecasted pre-tax and taxable income or loss, (ii) changes in statutory law or regulations in jurisdictions where we operate, (iii) audits or settlements with taxing authorities, and (iv) changes in valuation allowance assumptions.
The Company’s income tax provision for the three and nine months ended September 30, 2025 is a benefit of $31.5 million and $26.9 million, respectively, and expense of $1.3 million and $1.8 million, respectively, for the three and nine months ended September 30, 2024. The income tax benefit for the three and nine months ended September 30, 2025, primarily represents a discrete benefit from the recognition of deferred tax assets following the Recombination and additional R&D credits identified upon completion of the R&D tax credit study.
In July 2025, the One Big Beautiful Bill Act (the “OBBB Act”) was enacted, introducing amendments to U.S. tax laws with various effective dates from 2025 to 2027. The changes introduced by the OBBB Act did not have a material impact on our annual effective tax rate for 2025.
At September 30, 2025 the Company maintained a partial valuation allowance against its federal and state deferred tax assets, compared to a full valuation at December 31, 2024. The partial release during the three months ended September 30, 2025 is triggered by the Recombination combined with strong year to date and forecasted earnings. Management will continue to assess the realizability of deferred tax assets in future periods.
The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition at the effective date to be recognized.
The Company’s operations and resulting income taxes are calculated as if the Company filed a combined, separate federal income tax return until the Recombination. All tax years since inception are subject to examination by tax authorities, though the Company is currently not under examination by any federal or state jurisdiction.
INCOME TAXES
The Company files two separate consolidated federal income tax returns for FTI and FMH.
The provision for income taxes is included in the Income Tax Provision in the Consolidated Statements of Operations. The following table details the Company’s income tax provision for the years ended December 31, 2024 and 2023:

	December 31,
	2024	2023
Current:
Federal	$943	$—
State	1,234	102
Total current(A)	$2,177	$102
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(A)The deferred tax component of the Company’s income tax provision is fully reserved in the valuation allowance.
The Company’s income tax provision for the years ended December 31, 2024 and 2023 is $2.2 million and $0.1 million, respectively. The income tax expense in the current year is due to overall profits of FTI for which we are not able to fully offset by net operating losses due to restricted usage pursuant to the Tax Cuts and Jobs Act of 2017.
Tax Rate Reconciliation
The following table is a reconciliation of the income taxes expected at the statutory federal income tax rate and income tax provision (benefit) for the years ended December 31, 2024 and 2023:

	December 31,
	2024	2023
Tax at federal statutory rate	21.0%	21.0%
State tax, net of federal benefit	5.8	0.4
Permanent items	(5.3)	—
Change in valuation allowance	(6.9)	(0.2)
Stock compensation	16.6	(2.2)
Tax credits	(43.0)	(4.1)
Return to provision	18.0	(15.1)
Rate change / state deferred adjustments	(10.8)	—
Change in unrecognized tax benefits	12.9	—
Other	1.4	—
Total	9.7%	(0.2)%
The components of the Company's deferred tax assets and liabilities at December 31, 2024 and 2023 are as follows:

	December 31,
	2024	2023
Deferred tax assets:
Net operating losses	$59,423	$63,193
Tax credits	2,897	218
Loan sale indemnification reserve	1,520	615
Stock-based compensation	10,404	5,171
Intangible assets	5,334	1,425
Research and development capitalization	14,726	12,797
Lease liabilities	695	1,396
Other	823	1,085
Total deferred tax assets	95,822	85,900
Valuation allowance	(69,608)	(71,129)
Net deferred tax assets	26,214	14,771

Deferred tax liabilities:
Servicing asset	22,982	13,517
Unrealized gains (losses)(A)	2,621	—
ROU assets	611	1,254
Total deferred tax liabilities	26,214	14,771
Net deferred tax assets (liabilities)	$-	$-
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(A)Primarily relates to unrealized gains from digital assets held for sale.
In assessing the realizability of deferred tax assets, Management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based on available objective evidence, management believes it is more-likely-than-not that our deferred tax assets may not be realizable as of the balance sheet date. Accordingly, the Company has recorded a valuation allowance on deferred tax assets in excess of deferred tax liabilities. The Company continues to establish a full valuation allowance against its net deferred tax assets. The change in valuation allowance during December 31,
2024 decreased by $1.5 million. At December 31, 2024 and 2023, the valuation allowance was $69.6 million and $71.1 million, respectively.
For the years ended December 31, 2024 and 2023, the Company has net operating losses for U.S. federal and state tax purposes of approximately $221.9 million and $176.6 million, respectively. Federal tax losses will carryforward indefinitely. For state purposes, such losses would begin to expire in 2029.
For the year ended December 31, 2024 and 2023, the Company has federal and state research tax credit carryforwards of $5.7 million and $0.2 million, respectively. The federal credits have a 20-year carryforward period and will begin to expire in 2038 and the state credits may be carried forward indefinitely. The Company is performing an R&D tax credit study in connection with the filing of its 2024 federal income tax return, but has not completed the study before the Company's Consolidated Financial Statements were available to be issued.
The Company's ability to utilize the net operating loss in the future may be subject to substantial restrictions in the event of past or future ownership changes as defined in Section 382 of the Internal Revenue Code and similar state tax laws.
The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition at the effective date to be recognized. At December 31, 2024 and 2023, the unrecognized tax benefits recorded were approximately $3.0 million and $0.1 million, respectively. The unrecognized tax benefits are netted against the respective deferred tax assets. The Company does not anticipate a significant change in the unrecognized tax benefits within the next 12 months.
A reconciliation of the beginning and ending amounts of unrecognized tax benefit is as follows:

	December 31,
	2024	2023
Unrecognized tax benefits at beginning of year	$104	$104
Increases related to current year tax positions	716	—
Increases related to prior year tax positions	2,225	—
Unrecognized tax benefits at end of year	$3,045	$104
None of the unrecognized tax benefits would affect the Company's effective tax rate if these amounts are recognized due to our full valuation allowance.
The Company’s operations and resulting income taxes are calculated as if the Company filed a combined separate federal income tax return. All tax years since inception are subject to examination by tax authorities. The Company is currently not under examination by any federal or state jurisdiction.